Exhibit 99.2 Reconciliation of EBITDA from continuing operations and Adjusted EBITDA from continuing operations for the quarter and year ended December 31, 2012 and 2011.

Three Months Ended December 31, 2012 (Dollar amounts in millions)	OSB	Siding	EWP	South America	Other	Corporate	Total
Net sales	$243.1	$116.7	$51.6	$41.7	$7.5	$(1.9)	$458.7
Depreciation and amortization	7.9	3.5	2.7	3.1	0.1	0.7	18.0
Cost of sales and selling and administrative	182.1	102.2	53.2	31.8	8.3	19.8	397.4
Loss on sales of and impairments of long-lived assets	—	—	—	—	—	0.4	0.4
Other operating credits and charges, net	—	—	—	—	—	(4.1)	(4.1)
Total operating costs	190.0	105.7	55.9	34.9	8.4	16.8	411.7
Income (loss) from operations	53.1	11.0	(4.3)	6.8	(0.9)	(18.7)	47.0
Total non-operating income	—	—	—	—	—	9.8	9.8
Income (loss) before income taxes and equity in (income) loss of unconsolidated affiliates	53.1	11.0	(4.3)	6.8	(0.9)	(8.9)	56.8
Provision for income taxes	—	—	—	—	—	12.0	12.0
Equity in (income) loss of unconsolidated affiliates	(4.9)	—	0.3	—	0.3	—	(4.3)
Income (loss) from continuing operations	$58.0	$11.0	$(4.6)	$6.8	$(1.2)	$(20.9)	$49.1
Reconciliation of income (loss) from continuing operations to adjusted income (loss) from continuing operations
Income (loss) from continuing operations	$58.0	$11.0	$(4.6)	$6.8	$(1.2)	$(20.9)	$49.1
Other operating credits and charges, net	—	—	—	—	—	(4.1)	(4.1)
Loss on sales of and impairments of long-lived assets	—	—	—	—	—	0.4	0.4
Reversal of interest expense	—	—	—	—	—	2.7	2.7
Gain on settlement of litigation related to ARS	—	—	—	—	—	(20.0)	(20.0)
Less: provision for income taxes as reported	—	—	—	—	—	12.0	12.0
"Normalized tax"	—	—	—	—	—	(14.0)	(14.0)
Adjusted operating income (loss) from continuing operations	$58.0	$11.0	$(4.6)	$6.8	$(1.2)	$(43.9)	$26.1
Reconciliation of income (loss) from continuing operations to EBITDA from continuing operations
Income from continuing operations	$58.0	$11.0	$(4.6)	$6.8	$(1.2)	$(20.9)	$49.1
Provision for income taxes	—	—	—	—	—	12.0	12.0
Interest expense, net of capitalized interest	—	—	—	—	—	12.9	12.9
Depreciation and amortization	7.9	3.5	2.7	3.1	0.1	0.7	18.0
EBITDA from continuing operations	65.9	14.5	(1.9)	9.9	(1.1)	4.7	92.0
Stock based compensation expense	0.2	0.1	0.1	—	—	1.6	2.0
Loss on sale or impairment of long-lived assets	—	—	—	—	—	0.4	0.4
Investment income	—	—	—	—	—	(3.1)	(3.1)
Other operating credits and charges, net	—	—	—	—	—	(4.1)	(4.1)
Gain on settlement of litigation related to ARS	—	—	—	—	—	(20.0)	(20.0)
Depreciation included in equity in (income) loss of unconsolidated affiliates	2.2	—	0.1	—	1.0	—	3.3
Adjusted EBITDA from continuing operations	$68.3	$14.6	$(1.7)	$9.9	$(0.1)	$(20.5)	$70.5

Three Months Ended December 31, 2011 (Dollar amounts in millions)	OSB	Siding	EWP	South America	Other	Corporate	Total
Net sales	$130.6	$93.0	$46.4	$33.8	$9.1	$(0.7)	$312.2
Depreciation and amortization	8.5	3.3	2.4	2.7	0.2	0.6	17.7
Cost of sales and selling and administrative	134.4	83.5	47.6	29.6	8.5	15.6	319.2
Loss on sales of and impairments of long-lived assets	—	—	—	—	—	0.9	0.9
Other operating credits and charges, net	—	—	—	—	—	—	—
Total operating costs	142.9	86.8	50.0	32.3	8.7	17.1	337.8
Income (loss) from operations	(12.3)	6.2	(3.6)	1.5	0.4	(17.8)	(25.6)
Total non-operating expense	—	—	—	—	—	(24.0)	(24.0)
Income (loss) before income taxes and equity in loss of unconsolidated affiliates	(12.3)	6.2	(3.6)	1.5	0.4	(41.8)	(49.6)
Benefit for income taxes	—	—	—	—	—	(3.0)	(3.0)
Equity in loss of unconsolidated affiliates	3.2	—	—	—	7.0	—	10.2
Income (loss) from continuing operations	$(15.5)	$6.2	$(3.6)	$1.5	$(6.6)	$(38.8)	$(56.8)
Reconciliation of income (loss) from continuing operations to adjusted income (loss) from continuing operations
Income (loss) from continuing operations	$(15.5)	$6.2	$(3.6)	$1.5	$(6.6)	$(38.8)	$(56.8)
Other than temporary investment impairment	—	—	—	—	—	14.8	14.8
Loss on sales of and impairments of long-lived assets	—	—	—	—	—	0.9	0.9
Less: benefit for income taxes as reported	—	—	—	—	—	(3.0)	(3.0)
"Normalized tax"	—	—	—	—	—	15.4	15.4
Adjusted operating income (loss) from continuing operations	$(15.5)	$6.2	$(3.6)	$1.5	$(6.6)	$(10.7)	$(28.7)
Reconciliation of income (loss) from continuing operations to EBITDA from continuing operations
Income from continuing operations	$(15.5)	$6.2	$(3.6)	$1.5	$(6.6)	$(38.8)	$(56.8)
Benefit for income taxes	—	—	—	—	—	(3.0)	(3.0)
Interest expense, net of capitalized interest	—	—	—	—	—	14.3	14.3
Depreciation and amortization	8.5	3.3	2.4	2.7	0.2	0.6	17.7
EBITDA from continuing operations	(7.0)	9.5	(1.2)	4.2	(6.4)	(26.9)	(27.8)
Stock based compensation expense	0.2	0.1	0.2	—	—	0.9	1.4
Loss on sale or impairment of long-lived assets	—	—	—	—	—	0.9	0.9
Investment income	—	—	—	—	—	(4.5)	(4.5)
Other than temporary asset impairment	—	—	—	—	—	14.8	14.8
Depreciation included in equity in loss of unconsolidated affiliates	2.2	—	0.1	—	1.1	—	3.4
Adjusted EBITDA from continuing operations	$(4.6)	$9.6	$(0.9)	$4.2	$(5.3)	$(14.8)	$(11.8)

Year Ended December 31, 2012 (Dollar amounts in millions)	OSB	Siding	EWP	South America	Other	Corporate	Total
Sales	$814.1	$500.9	$213.4	$168.8	$37.4	$(18.8)	$1,715.8
Depreciation and amortization	33.1	15.5	11.0	12.0	0.6	1.7	73.9
Cost of sales and selling and administrative	663.1	418.0	215.8	138.8	38.6	58.2	1,532.5
Loss on sales of and impairments of long-lived assets	—	—	—	—	—	4.9	4.9
Other operating credits and charges, net	—	—	—	—	—	(2.9)	(2.9)
Total operating costs	696.2	433.5	226.8	150.8	39.2	61.9	1,608.4
Income (loss) from operations	117.9	67.4	(13.4)	18.0	(1.8)	(80.7)	107.4
Total non-operating expense	—	—	—	—	—	(69.4)	(69.4)
Income (loss) before income taxes and equity in (income) loss of unconsolidated affiliates	117.9	67.4	(13.4)	18.0	(1.8)	(150.1)	38.0
Provision for income taxes	—	—	—	—	—	7.6	7.6
Equity in (income) loss of unconsolidated affiliates	(6.1)	—	0.5	—	3.9	—	(1.7)
Income (loss) from continuing operations	$124.0	$67.4	$(13.9)	$18.0	$(5.7)	$(157.7)	$32.1
Reconciliation of income (loss) from continuing operations to adjusted income from continuing operations
Income (loss) from continuing operations	$124.0	$67.4	$(13.9)	$18.0	$(5.7)	$(157.7)	$32.1
Other operating credits and charges, net	—	—	—	—	—	(2.9)	(2.9)
Loss on sales of and impairments of long-lived assets	—	—	—	—	—	4.9	4.9
Reversal of interest expense	—	—	—	—	—	2.0	2.0
Early debt extinguishment	—	—	—	—	—	52.2	52.2
Gain on settlement of litigation related to ARS	—	—	—	—	—	(20.0)	(20.0)
Less: provision for income taxes as reported	—	—	—	—	—	7.6	7.6
"Normalized tax"	—	—	—	—	—	(26.6)	(26.6)
Adjusted operating income (loss) from continuing operations	$124.0	$67.4	$(13.9)	$18.0	$(5.7)	$(140.5)	$49.3
Reconciliation of income (loss) from continuing operations to EBITDA from continuing operations
Income from continuing operations	$124.0	$67.4	$(13.9)	$18.0	$(5.7)	$(157.7)	$32.1
Provision for income taxes	—	—	—	—	—	7.6	7.6
Interest expense, net of capitalized interest	—	—	—	—	—	49.3	49.3
Depreciation and amortization	33.1	15.5	11.0	12.0	0.6	1.7	73.9
EBITDA from continuing operations	157.1	82.9	(2.9)	30.0	(5.1)	(99.1)	162.9
Stock based compensation expense	0.9	0.5	0.5	—	—	6.5	8.4
Loss on sale or impairment of long-lived assets	—	—	—	—	—	4.9	4.9
Other operating credits and charges, net	—	—	—	—	—	(2.9)	(2.9)
Early debt extinguishment	—	—	—	—	—	52.2	52.2
Gain on settlement of litigation related to ARS	—	—	—	—	—	(20.0)	(20.0)
Investment income	—	—	—	—	—	(14.8)	(14.8)
Depreciation included in equity in (income) loss of unconsolidated affiliates	8.3	—	0.5	—	3.8	—	12.6
Adjusted EBITDA from continuing operations	$166.3	$83.4	$(1.9)	$30.0	$(1.3)	$(73.2)	$203.3

Year Ended December 31, 2011 (Dollar amounts in millions)	OSB	Siding	EWP	South America	Other	Corporate	Total
Sales	$542.0	$429.8	$203.3	$144.9	$39.4	$(2.5)	$1,356.9
Depreciation and amortization	36.3	15.5	12.6	11.6	0.8	2.1	78.9
Cost of sales and selling and administrative	554.7	372.3	206.2	121.7	38.7	61.8	1,355.4
Loss on sales of and impairments of long-lived assets	—	—	—	—	—	73.9	73.9
Other operating credits and charges, net	—	—	—	—	—	(11.2)	(11.2)
Total operating costs	591.0	387.8	218.8	133.3	39.5	126.6	1,497.0
Income (loss) from operations	(49.0)	42.0	(15.5)	11.6	(0.1)	(129.1)	(140.1)
Total non-operating expense	—	—	—	—	—	(44.0)	(44.0)
Income (loss) before income taxes and equity in loss of unconsolidated affiliates	(49.0)	42.0	(15.5)	11.6	(0.1)	(173.1)	(184.1)
Benefit for income taxes	—	—	—	—	—	(39.1)	(39.1)
Equity in loss of unconsolidated affiliates	14.5		—		12.4		26.9
Income (loss) from continuing operations	$(63.5)	$42.0	$(15.5)	$11.6	$(12.5)	$(134.0)	$(171.9)
Reconciliation of income (loss) from continuing operations to adjusted income from continuing operations
Income (loss) from continuing operations	$(63.5)	$42.0	$(15.5)	$11.6	$(12.5)	$(134.0)	$(171.9)
Other operating credits and charges, net	—	—	—	—	—	(11.2)	(11.2)
Loss on sales of and impairments of long-lived assets	—	—	—	—	—	73.9	73.9
Other than temporary investment impairment	—	—	—	—	—	14.8	14.8
Realized gain on sale of ARS	—	—	—	—	—	(15.2)	(15.2)
Less: benefit for income taxes as reported	—	—	—	—	—	(39.1)	(39.1)
"Normalized tax"	—	—	—	—	—	52.0	52.0
Adjusted operating income (loss) from continuing operations	$(63.5)	$42.0	$(15.5)	$11.6	$(12.5)	$(58.8)	$(96.7)
Reconciliation of income (loss) from continuing operations to adjusted EBITDA from continuing operations
Income (loss) from continuing operations	$(63.5)	$42.0	$(15.5)	$11.6	$(12.5)	$(134.0)	$(171.9)
Benefit for income taxes	—	—	—	—	—	(39.1)	(39.1)
Interest expense, net of capitalized interest	—	—	—	—	—	56.9	56.9
Depreciation and amortization	36.3	15.5	12.6	11.6	0.8	2.1	78.9
EBITDA from continuing operations	(27.2)	57.5	(2.9)	23.2	(11.7)	(114.1)	(75.2)
Stock based compensation expense	0.8	0.5	0.5	—	—	6.0	7.8
Loss on sale or impairment of long-lived assets	—	—	—	—	—	73.9	73.9
Other operating credits and charges, net	—	—	—	—	—	(11.2)	(11.2)
Other than temporary asset impairment	—	—	—	—	—	14.8	14.8
Investment income	—	—	—	—	—	(28.7)	(28.7)
Depreciation included in equity in loss of unconsolidated affiliates	8.3	—	0.5	—	4.6	—	13.4
Adjusted EBITDA from continuing operations	$(18.1)	$58.0	$(1.9)	$23.2	$(7.1)	$(59.3)	$(5.2)